                                                                    Exhibit 4.1


NUMBER                                                      SHARES
----------------------                              ------------------------

N

----------------------                              -----------------------
   COMMON STOCK                                        CUSIP 502424 10 4
Incorporated under the laws
 of the State of Delaware


                       L-3 COMMUNICATIONS HOLDINGS, INC.

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THIS CERTIFIES THAT











IS THE OWNER OF

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          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

L-3 COMMUNICATIONS HOLDINGS, INC. (hereinafter called the "Corporation") transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of the Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


                       L-3 COMMUNICATIONS HOLDINGS, INC.
                                   [CORPORATE
                                      SEAL
                                      1997
                                    DELAWARE]
                                        *


          /s/                                     /s/
          ------------------------                ---------------------------
              CHAIRMAN                                 PRESIDENT


                                                 /s/
                                                 ----------------------------
                                                       SECRETARY

                                COUNTERSIGNED AND REGISTERED
                                  FIRST CHICAGO TRUST COMPANY OF NEW YORK
                                             TRANSFER AGENT AND REGISTRAR

                                BY /s/
                                   ----------------------------------------
                                             AUTHORIZED OFFICER